SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [_]  Confidential, For Use of the Commission Only
                                                 (As Permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              V3 SEMICONDUCTOR INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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
[_] Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                              V3 SEMICONDUCTOR INC.
                          250 Consumers Road, Suite 901
                       North York, Ontario, Canada M2J 4V6

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 29, 1999

                                                             North York, Ontario
                                                                          Canada
                                                                   March 1, 1999

         The Annual Meeting of Stockholders (the "Annual Meeting") of V3 Semiconductor Inc., a Nevada corporation (the "Company"), will be held in the Van Gogh 1 room at Bellagio, 3600 Las Vegas Blvd. South, Las Vegas, Nevada 89109 on March 29, 1999 at 1:00 p.m. (local time) for the following purposes:

      1. To elect five directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal;

     2. To approve the Company's 1999 Employee Stock Option Plan and to reserve up to 700,000 shares of Common Stock for issuance thereunder (Proposal No. 2);

     3. To consider and act upon a proposal to ratify the Board of Directors' selection of KPMG Peat Marwick as the Corporation's independent auditors for the fiscal year ending September 30, 1999 (Proposal No.
         3); and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on February 16, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                             By Order of the Board of Directors,

                                                               /s/ CARL MITCHELL

                                                                   Carl Mitchell
                                                                       Secretary


--------------------------------------------------------------------------------

                                    IMPORTANT
                                    ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                                   THANK YOU FOR ACTING PROMPTLY

                              V3 SEMICONDUCTOR INC.
                          250 Consumers Road, Suite 901
                       North York, Ontario, Canada M2J 4V6


                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of V3 Semiconductor Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Van Gogh 1 room at Bellagio, 3600 Las Vegas Blvd. South, Las Vegas, Nevada 89109 on March 29, 1999 at 1:00 p.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), and the Company's special voting shares (the "Special Voting Shares"), on February 16, 1999 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 5,471,628 shares of Common Stock and 46,368 Special Voting Shares.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about February 26, 1999.

         Stockholders of the Company's Common Stock and Special Voting Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                                    Nominees

         At the Annual Meeting, the stockholders will elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

         Name                               Age               Position
         John Zambakkides                   48                President, CEO and Director

         Bernard N. Slade                   75                Director

         Jim Wilkinson                      51                Director

         John A. Fazackerley                63                Director

         Robert Skinner                     48                Director

     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     John Zambakkides. Mr. Zambakkides joined the Board of Directors of the Company in May, 1995 and on April 13, 1996, he was appointed as President and Chief Executive Officer of the Company. Mr. Zambakkides has an Electronics Diploma from Niagara College and an Electronics Bachelor of Engineering from Ryerson Polytechnical Institute. From 1992 to 1996, Mr. Zambakkides worked with InTELaTECH Inc. From 1972 to 1992, Mr. Zambakkides served as Regional Manager for Fairchild Semiconductor during which time he helped to establish Fairchild in the Canadian market. After National Semiconductor Corp. ("NSC") acquired Fairchild, Mr. Zambakkides was made General Manager for NSC. Mr. Zambakkides served on the Board of Directors of the Canadian subsidiaries of both Fairchild and NSC for a total of 13 years where he contributed his expertise in the areas of sales, engineering and corporate development. In addition, his expertise was supplemented by numerous courses in management, finance as well as Total Quality Management ("TQM"), whereby he was also an accredited instructor for the Canadian organization.

     Bernard N. Slade. Mr. Slade was elected to the Company's board of directors in April, 1996. Mr. Slade has a B.S. in Electrical Engineering from the University of Wisconsin and a M.S. in Electrical Engineering from Stevens Institute of Technology. Mr. Slade has also served on the board of directors of Anon Incorporated Inc. since 1998. In 1998, Mr. Slade founded YieldUp International. From 1993 to 1984, Mr. Slade acted as a consultant for Arthur D. Little, Inc. and Gemini Consulting. Prior to becoming a consultant, Mr. Slade spent 28 years working for IBM, from 1956 to 1984, where he held a number of senior positions including management of product development and manufacturing for the components division and Corporate Director of Manufacturing Technology. From 1948 to 1956 Mr. Slade worked in research and development for RCA. Mr. Slade is the author of "Compressing Product Development Cycle" and "Winning the Productivity Race."

     James Wilkinson. Mr. Wilkinson was elected to the Company's board of directors in April, 1996 and is also currently working as a consultant in the industry. From 1994 to 1997, Mr. Wilkinson served as the Vice-President, Chief Operating Officer and Secretary to Tee-Comm Electronics, Inc. and has 30 years of experience in corporate finance. From 1987 to 1994, Mr. Wilkinson served as Vice President and Treasurer of Northern Telecom Ltd., and from 1984 to 1987 Mr. Wilkinson was the Assistant Treasurer of Corporate Finance for Northern Telecom Ltd. Prior thereto, he held senior financial positions with Shell Canada Ltd. and Canadian National Railway Co.

     John A. Fazackerley. Mr. Fazackerley was elected to the board of directors in September, 1997. Mr. John Fazackerley, founded Digital Processing Systems in 1987 and is currently serving as its Chairman of the Board. From 1975 to 1987, Mr. Fazackerley was employed by Scientific Atlanta. When he joined Scientific Atlanta, he served as head of Broadband sales for their newly established Canadian facility. In 1977 he was promoted to General Manager and in 1987 he purchased Scientific Atlanta's studio (equipment) products, under its Digital Video Systems division, and formed Digital Processing Systems. Mr. Fazackerley has served as a director on the Board of the Canadian Cable Television
Association for seven years and he presently serves as an international representative on the Management Committee of the International Broadcasting Convention in London, England. He was born in Cheshire, England were he received his Radio and Television Engineering diploma from Sanford University.

     Robert Skinner. Mr. Skinner was elected to the board of directors in March 1998. From 1992 to 1998 Mr. Skinner has managed his own investments, specializing in emerging companies in the technology market. From 1980 to 1992, Mr. Skinner was an Executive Director of Bain Capital Markets Ltd., Bain Securities Ltd., and Bain and Co. Ltd., the group holding company. He first joined Bain and Co. Ltd. in 1980 working in its Fixed Income Division, and soon thereafter became a partner in the firm in December 1981. During his career with Bain and Co. Ltd. he was also involved in risk management, mortgage securitization and commodities markets with emphasis on both coal and industrial metals. Mr. Skinner's experience in the securities industry commenced in 1977, when he joined Capel Court Corporation Ltd., a merchant bank, where he engaged in securities trading and structuring transactions.

     No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 1998, the Board of Directors of the Corporation held eight (8) meetings and acted by unanimous written consent on one (1) occasion. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is composed of two directors, Jim Wilkinson and John Fazackerley. The Audit Committee is responsible for (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and address disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations, and (e) supervises the internal audit function, which may include approving the selection, compensation and termination of internal auditors. The Audit Committee met two (2) times during the last fiscal year.

     The Compensation Committee consists of three directors, Jim Wilkinson, Bernard Slade and Robert Skinner. The Committee is responsible for overseeing the compensation of the executive officers and directors, including annual executive salaries, bonuses and cash incentives and long-term equity incentives, to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee also administers the Company's stock option plans. The Compensation Committe met twice during the last fiscal year.

     The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Carl Mitchell at the Company's address set forth above.


                            COMPENSATION OF DIRECTORS

         Directors currently receive no cash fees for services provided in that capacity, but are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend. During the 1998 fiscal year, Mssrs. Slade, Wilkinson, Fazackerley and Skinner were each granted 10,000 options to purchase Common Stock as compensation for their services as directors of the Company.

         The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                 APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN

         At the Annual Meeting, the Company's stockholders are being asked to approve the 1999 Employee Stock Option Plan (the "1999 Option Plan") and to authorize 700,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 1999 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Carl Mitchell, at the Company's principal offices at 250 Consumers Road, Suite 901, North York, Ontario, Canada.

GENERAL

         The 1999 Option Plan was adopted by the Board of Directors in February 1999. The Board of Directors has initially reserved 700,000 shares of Common Stock for issuance under the 1999 Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

         The 1999 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1999 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

          The primary purpose of the 1999 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 1999 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

         The 1999 Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 1999 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

         Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

         Members of the Board of Directors who are eligible employees are permitted to participate in the 1999 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 1999 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 1999 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.


ELIGIBILITY

         Under the 1999 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 1999 Option Plan.

TERMS OF OPTIONS

         The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 1999 Option Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
         (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 1999 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

         Except as  otherwise  provided  in the 1999  Option  Plan,  any  Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 1999 Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.


FEDERAL INCOME TAX ASPECTS OF THE 1999 OPTION PLAN

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 1999 OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1999 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

         The 1999 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 1999 Option Plan.

          If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

          If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

          In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 1999 Option Plan.

          The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

         Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 1999 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

         The approval of the 1999 Option Plan and the reservation of 700,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

         The proxy holders intend to vote the shares represented by proxies to approve, the 1999 Employee Stock Option Plan, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         KPMG Peat Marwick has served as the Company's independent auditors since 1994 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending September 30, 1999. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. KPMG Peat Marwick has no interest, financial or otherwise, in the Company.

         A representative of KPMG Peat Marwick is not expected to be present at the Annual Meeting.

         The proxy holders intend to vote the shares represented by proxies to approve, the 1999 Employee Stock Option Plan, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.


                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of September 30, 1998, by all persons known by the Company to be beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock.

                                  Number of Shares            Approximate
                                    Beneficially              Percentage of
Name*                                  Owned                  Common Stock**

Carl Mitchell(1)                    712,336                   13%

Michael Alford(2)                   483,248                    9%

Alan Simmons(3)                     531,784                   10%

Patrick Prentiss                    543,654                   10%

Bellingham Industries Inc.          599,999                   11%

-------------------

* Except as noted above, the address for the above identified officers and directors of the Company is c/o V3 Semiconductor, Inc., 250 Consumers Road, Suite 901, North York, Ontario, Canada M2J 4V6.

** Percentages are based upon the assumption that the shareholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other shareholder has exercised any options he or she owns.

(1) Includes 50,000 shares of Common Stock owned by Mr. Mitchell's wife and 40,000 shares of Common Stock issuable upon exercise of stock options granted under the Company's Employee Stock Option Plan ("ESOP"). Of such options, 35,000 are immediately exercisable.

(2) Includes 140,000 shares of Common Stock owned by Mr. Alford's wife and 40,000 shares of Common Stock issuable upon exercise of stock options granted under the Company's ESOP. Of such options, 35,000 are immediately exercisable.

(3) Includes  159,101 shares of Common Stock owned by Mr. Simmons' wife.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of September 30, 1998, by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and
(iii) all directors and executive officers of the Company as a group.

                                  Number of Shares            Approximate
                                    Beneficially              Percentage of
Name*                                  Owned                  Common Stock**

John Zambakkides(1)                160,000                     3%

Gregg Smith(2)                      30,000                     0.6%

Bernard N. Slade(3)                 85,000                     2%

Jim Wilkinson(4)                    25,000                     0.5%

John A. Fazackerley(5)              15,833                     0.3%

Robert Skinner(6)                  210,002                     4%

All Officers and Directors
as a Group (8 persons)            1,721,419                    31%


* Except as noted above, the address for the above identified officers and directors of the Company is c/o V3 Semiconductor, Inc., 250 Consumers Road, Suite 901, North York, Ontario, Canada M2J 4V6.

** Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and that no other shareholder has exercised any options he or she owns.

(1) Includes 160,000 shares of Common Stock issuable upon exercise of the stock options granted John Zambakkides as part of a special grant, 140,000 of which are immediately exercisable.

(2) Includes 30,000 shares of Common Stock issuable upon exercise of stock options granted under the Company's ESOP plan, of which 10,000 are immediately exercisable.

(3) Includes 25,000 shares of Common Stock issuable upon exercise of stock options granted under the Company's ESOP plan, all of which are immediately exercisable. Includes 20,000 shares owned by Mr. Slade's wife and 6,000 shares owned by Mr. Slade's son.

(4) Includes 25,000 shares of Common Stock issuable upon exercise of stock options granted under the Company's ESOP plan, all of which are immediately exercisable.

(5) Includes 15,833 shares of Common Stock issuable upon exercise of stock options granted under the Company's ESOP plan, all of which are immediately exercisable.

(6) Includes 200,002 shares of Common Stock owned by Cedar Capital Limited. Robert Skinner is the sole shareholder of Cedar Capital Limited. Includes 10,000 shares of Common Stock issuable upon exercise of stock options granted under the Company's ESOP plan, all of which are immediately exercisable.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer, and the Company's Vice-President of Sales and Marketing, for services rendered in all capacities to the Company for the fiscal period ended September 30, 1998. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                             Long-Term Compensation


                                                         Other
                                                        Compen-
Name          Position       Year        Salary         sation         Bonus

                                                                                         Awards                     Payouts

                                                                               Restricted     Securities       LTIP          All
                                                                                 Stock        Underlying     Payouts        Other
                                                                                Award(s)       Options/        ($)         Compen-
                                                                                  ($)            SARs                      sation
                                                                                                  (#)                        ($)
------------------------------------------------------------------------------------------------------------------------------------
John          President      1998   $97,743       $13,117(1)      $55,200         ----           ----          ----         ----
Zambakkides   and Chief      1997   $72,560         $5,966         ----           ----           ----          ----         ----
(1)           Executive      1996   $52,766          ----          ----           ----           ----          ----         ----
              Officer
------------------------------------------------------------------------------------------------------------------------------------
Gregg Smith   Vice           1998   $67,384       $78,215(2)       ----           ----           ----          ----         ----
              President      1996     ----           ----          ----           ----           ----          ----         ----
              Sales and      1995     ----           ----          ----           ----           ----          ----         ----
              Marketing
------------------------------------------------------------------------------------------------------------------------------------
----------------

     1. Represents car allowance paid to Mr. Zambakkides pursuant to his employment agreement with the Company.

     2. Represents $23,265 in commissions paid to Mr. Smith, $48,950 in consulting fees and $6,000 in car allowance paid to Mr. Smith.

                       STOCK OPTIONS GRANTS AND EXERCISES

     No stock options were granted to the named executive officers during the last completed fiscal year.

     The following table shows the value at September 30, 1998 of unexercised options held by the named executive officers:

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                                         Number of securities         Value of unexercised in-the-
                                                                        underlying unexercised        money optionsat fiscal year-
                                                                      options at fiscal year-end                  end
                                                                                  (#)                             ($)
------------------------------------------------------------------------------------------------------------------------------------
        Name              Shares acquired on       Value Realized
                             exercise (#)                ($)           Exercisable/unexercisable       Exercisable/unexercisable*
------------------------------------------------------------------------------------------------------------------------------------
John Zambakkides,                  0                      0                 120,000/40,000                  $37,500/$12,500
President and Chief
Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Gregg Smith, Vice                  0                      0                  10,000/20,000                   $9,525/$19,050
President Sales and
Marketing
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
* The options held by Mr. Zambakkides are exercisable at $3.75 per share of Common Stock and the options held by Mr. Smith are exercisable at $3.11 per share. Assumes a fair market value of $4.0625 per share.

                              EMPLOYMENT CONTRACTS

         On January 1, 1998, Mr. Zambakkides entered into an agreement with the Company whereby Mr. Zambakkides will be employed as the Company's President and Chief Executive Officer for a term of five years and, thereafter, the agreement shall be renewable annually. Under the terms of the agreement, Mr. Zambakkides received a base salary of Cdn. $200,000 for the period from January 1, 1998 to December 31, 1998. In addition, the employment agreement provides for a car allowance of Cdn. $1,000 per month. Mr. Zambakkides is also entitled to receive a bonus and options based upon achieving certain goals and objectives as determined by the Board of Directors.

                          TRANSACTIONS WITH MANAGEMENT

         A shareholder, Alan Simmons, provided consulting and management services to the Company for fees in the amount of $67,757 for fiscal year ended September 30, 1997 and $28,246 in fiscal year ended September 30, 1998. These amounts are included in the Company's Research and Development expense. From October 27, 1997 to May 1, 1997, prior to joining the Company as Vice President of Sales and Marketing, Gregg Smith provided consulting and management services to the Company for fees in the amount of $48,950 for fiscal year ended September 30, 1998. The consulting and management services provided by Mssrs. Simmons and Smith were on terms no less favorable than those that could have been obtained from an unaffiliated party.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Carl Mitchell, V3 Semiconductor Inc., 250 Consumers Road, Suite 901, North York, Ontario, Canada M2J 4V6, no later than November 1, 1999.

                              OTHER PROPOSED ACTION

         The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended September 30, 1998, all Reporting Persons complied with all applicable filing requirements.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

          THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO CARL MITCHELL, V3 SEMICONDUCTOR INC., 250 CONSUMERS ROAD, NORTH YORK, ONTARIO, CANADA M2J 4V6, TELEPHONE NUMBER (416) 497-8884. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY MARCH 1, 1999.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                             By Order of the Board of Directors,

                                                               /s/ CARL MITCHELL

                                                                   Carl Mitchell
                                                                       Secretary


North York, Ontario
Canada
March 1, 1999

PROXY                                                                      PROXY



                              V3 SEMICONDUCTOR INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 4, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John Zambakkides and Carl Mitchell, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of V3 Semiconductor Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on March 29, 1999 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of V3 Semiconductor Inc. to be held in Van Gogh 1 room at Bellagio, 3600 Las Vegas Blvd. South, Las Vegas, Nevada 89109 on March 29, 1999 at 1:00 p.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3


1.  ELECTION OF DIRECTORS --          For            Withhold
    Nominees:
         John Zambakkides             [_]               [_]
         Bernard N. Slade             [_]               [_]
         Jim Wilkinson                [_]               [_]
         John Fazackerley             [_]               [_]
         Robert Skinner               [_]               [_]


    (Except nominee(s) written above)

                                               For            Against    Abstain
2.  Proposal to approve the Company's 1999     [_]             [_]         [_]
    Employee Stock Option Plan.


3.  Proposal to ratify KPMG Peat Marwick as independent auditors.

                                               For            Against    Abstain
                                               [_]             [_]         [_]

If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 1999

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

     Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE

                              V3 SEMICONDUCTOR INC.
                         1999 EMPLOYEE STOCK OPTION PLAN



1.       Purposes

This 1998 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions with V3 Semiconductor Inc. or any of its subsidiary corporations (collectively, the "Company"), and to provide additional incentive to such employees and others to exert their maximum efforts toward the success of the Company. The above aims will be effectuated through the granting of certain stock options. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. The term "subsidiary corporation" shall, for the purposes of the Plan, be defined in the same manner as such term is defined in Section 424(f) of the Code and shall include a subsidiary of any subsidiary.

2.       Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), as the Board of Directors may be composed from time to time, except as provided in subparagraph (b) of this Paragraph 2. The determinations of the Board of Directors under the Plan, including without limitation as to the matters referred to in this Paragraph 2, shall be conclusive. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors. Within the limits of the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to take the following actions under the Plan:

         (i) to determine the individuals to whom, and the time or times at which, ISOs to purchase the Company's shares of Common Stock, par value $.001 per share ("Common Shares"), shall be granted, and the number of Common Shares to be subject to each ISO,

         (ii) to determine the individuals to whom, and the time or times at which, Non-ISOs to purchase the Common Shares, shall be granted, and the number of Common Shares to be subject to each Non-ISO,

         (iii) to determine the terms and provisions of the respective stock option agreements granting ISOs and Non-ISOs (which need not be identical),

         (iv)     to interpret the Plan,

         (v) to prescribe, amend and rescind rules and regulations relating to the Plan, and

         (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. An individual to whom an option has bee granted under the Plan is referred to herein as an "Optionee."

(b) Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, except that the power to appoint members of the Committee and to terminate, modify or amend the Plan shall be retained by the Board of Directors. In the event that any member of the Board of Directors is at any time not a "disinterested person," as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. A majority of the Committee shall constitute a quorum and all determinations shall be made by a majority of its members. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Members of the Committee shall not be eligible to participate in this Plan.

3.       Shares Subject to the Plan

The total number of Common Shares which shall be subject to ISOs and Non-ISOs granted under the Plan (collectively, "Options") shall be 700,000 in the aggregate, subject to adjustment as provided in Paragraph 8. The Company shall at all times while the Plan is in force reserve such number of Common Shares as will be sufficient to satisfy the requirements of outstanding Options. The Common Shares to be issued upon exercise of Options shall in whole or in part be authorized and unissued or reacquired Common Shares. The unexercised portion of any expired, terminated or canceled Option shall again be available for the grant of Options under the Plan.

4.       Eligibility

(a) Subject to subparagraphs (b) and (c) of this Paragraph 4, Options may be granted to key employees, officers, directors or consultants of the Company, as determined by the Board of Directors.

(b) An ISO may be granted, consistent with the other terms of the Plan, to an individual who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code), more that ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary corporation (any such person, a "Principal Stockholder") only if, at the time such ISO is granted, the purchase price of the Common Shares subject to the ISO is an amount which equals or exceeds one hundred ten percent (110%) of the fair market value of such Common Shares, and such ISO by its terms is not exercisable more than five (5) years after it is granted.

(c) A director or an officer of the Company who is not also an employee of the Company and consultants to the Company shall be eligible to receive Non-ISOs but shall not be eligible to receive ISOs.

(d) Nothing contained in the Plan shall be construed to limit the right to the Board of Directors to grant an ISO and Non-ISO concurrently under a single stock option agreement so long as each Option is clearly identified as to its status. Furthermore, if an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee holding such Options, and Options may be granted from time to time to one or more employees, officers or directors who have not previously been granted Options.

(e) To the extent that the grant of an Option results in the aggregate fair market value (determined at the time of grant) of the Common Shares (or other capital stock of the Company or any subsidiary) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and subsidiary corporation) to exceed $100,000, such Options shall be treated as a Non-ISO. The provisions of this subparagraph (e) of Paragraph 4 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.


5.       Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the

Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value) of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Common Shares on such exchange, or on the over-the-counter market as reported by the NASDAQ system or the National Quotation Bureau, Inc., as the case may be, on the day on which the ISO is granted or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day preceding the day on which the ISO is granted for which such prices are available.

(b) The purchase price of the Common Shares subject to each Non-ISO shall not be less than 85% of the fair market value of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors in accordance with subparagraph (a) of this Paragraph 5. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted.

(c) The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(d) The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in Paragraph 6 hereof or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(e) Options shall be exercised by the delivery by the Optionee thereof to the Company at its principal office, or at such other address as may be established by the Board of Directors, of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such Common Shares. Payment for such Common Shares may be made (as determined by the Board of Directors) (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by a promissory note issued by the Optionee in favor of the Company in the amount equal to such purchase price and payable on terms prescribed by the Board of Directors, which provides for the payment of interest at a fair market rate, as determined by the Board of Directors, (iv) by delivery of capital stock to the Company having a fair market value (determined on the date of exercise in accordance with the provisions of subparagraph (a) of this Paragraph 5) equal to said purchase price, or (v) by any combination of the methods of payment described in clauses (i) through (iv) above.

(f) An Optionee shall not have any of the rights of a stockholder with respect to the Common Shares subject to his Option until such shares are issued to him upon the exercise of his Option as provided herein.

(g) No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

6.       Death or Termination of Employment

(a) If employment or other relationship of an Optionee with the Company shall be terminated voluntarily by the Optionee and without the consent of the Company or for "Cause" (as hereinafter defined), and immediately after such termination such Optionee shall not then be employed by the Company, any Options granted to such Optionee to the extent not theretofore exercised shall expire forthwith. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement ("Employment Agreement") between Optionee and the Company, and, in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean (i) any continued failure by the Optionee to obey the reasonable instructions of the President or any member of the Board of Directors, (ii) continued neglect by the Optionee of his duties and obligations as an employee of the Company, or a failure to perform such duties and obligations to the reasonable satisfaction of the President or the Board of Directors, (iii) willful misconduct of the Optionee or other actions in bad faith by the Optionee which are to the detriment of the Company, including without limitation commission of a felony, embezzlement or misappropriation of funds or commission of any act of fraud or
(iv) a breach of any material provision of any Employment Agreement not cured within 10 days after written notice thereof.

(b) If such employment or other relationship shall terminate other than (i) by reason of death, (ii) voluntarily by the optionee and without the consent of the Company, or (iii) for Cause, and immediately after such termination such Optionee shall not them be employed by the Company, any Options granted to such Optionee may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) of this Paragraph 6. After such three-month period, the unexercised Options shall expire. For the purposes of the Plan, the retirement of an Optionee either pursuant to a pension or retirement plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company, and the termination of employment as a result of a disability (as defined in Section 22(e) (3) of the Code) shall be deemed to be a termination of such Optionee's employment or other relationship other than voluntarily by the Optionee or for Cause.

(c) If an Optionee dies (i) while employed by, or engaged in such other relationship with, the Company or (ii) within three months after the termination of his employment or other relationship other than voluntarily by the Optionee and without the consent of the Company or for Cause, any options granted to such Optionee may be exercised at any time within twelve months after such Optionee's death, subject to the provisions of subparagraph (d) of this Paragraph 6. After the three month period, the unexercised Options shall expire.

(d) An Option may not be exercised pursuant to this paragraph 6 except to the extent that the Optionee was entitled to exercise the Option at the time of termination of employment or Such other relationship, or death, and in any event may not be exercised after the expiration of the earlier of (i) the term of the option or (ii) ten (10) years from the date the Option was granted, or five (5) years from the date an ISO was granted if the optionee was a Principal Stockholder at that date.

7.       Leave of Absence

For purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such temporary employment by the United States or any state government) shall be considered as remaining in the employ of the Company for 90 days or such longer period as shall be determined by the Board of Directors.

8.       Option Adjustments

(a) The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

(b) Except as provided in subparagraph (c) of this Paragraph 8, upon a merger, consolidation, acquisition of property or stock, separation, reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger or reorganization) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their Common Shares, any Option granted hereunder shall terminate, but, provided that the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Option in whole or in part whether or not the vesting requirements set forth in the stock option agreement have been satisfied.

(c) If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their Common Shares in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger or reorganization), all options granted hereunder shall terminate in accordance with the provision of subparagraph (b) of this Paragraph 8 unless the of Directors and the corporation issuing the Exchange Stock in their sole and arbitrary discretion and subject to any required action by the stockholders of the Company and such corporation, agree that all such Options granted hereunder are converted into options to purchase shares of Exchange Stock. The amount and price of such options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Shares receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the stock option agreement shall continue to apply to the options granted for the Exchange Stock.

(d) All adjustments pursuant to this Paragraph 8 shall be made by the Board of Directors and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

9.       Further Conditions of Exercise

(a) Unless prior to the exercise of an Option the Common Shares issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the Requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other, documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b) Anything in the Plan to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

10.      Termination, Modification and Amendment

(a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan.

(b) The Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

(c) The Board of Directors of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any ISO issued pursuant to the Plan as an Incentive Stock Option or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada, increase (except as provided by Paragraph 8) the maximum number of Common Shares as to which Options may be granted under the Plan or change the class of persons eligible to Options under the Plan.

(d) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options the consent of the Optionee thereof.

11.      Effectiveness of the Plan

The Plan shall become effective upon adoption by the Board of Directors. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon within one year following adoption of the Plan by the Board of Directors, and all Options granted prior to such approval shall be subject thereto. In the event such approval is withheld, the Plan and all Options which may have been granted thereunder shall become null and void.

12.      Not a Contract of Employment

Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or in another relationship with, the relationship with, the Company.

13.      Miscellaneous

(a) Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or other relationship with, the Company.

(b) If an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee, and Options may be granted from time to time to one or more individuals who have not previously been granted options.

(c) Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan in connection with the acquisition of the business and assets of any corporation, firm, person or association, including options granted to employees thereof who become employees of the Company, nor shall the provisions of the Plan be to limit the right of the Company to grant options Otherwise than under the Plan for other proper corporate purposes.

(d) The Company shall have the right to require the Optionee to pay the Company the cash amount of any taxes the Company is required to withhold in connection with the exercise of an Option.

(e) No award under this Plan shall be taken into account in determining an Optionee's compensation for purposes of an employee benefit plan of the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its behalf by one of its officers and sealed by its corporate seal, as of the date set forth below, and the Employee has hereunto set his hand on or as of said date, which date is the date such option rights were approved for grant, with Employee by his aid execution hereof hereby representing that the residence indicated below his (or her) name is his (or her) bona fide residence and domicile.



                                                         V3 SEMICONDUCTORS, INC.


                                                     ___________________________
                                                 By: John Zambakkides, President




                                                     ___________________________